UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                December 5, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

            333-129355                                     20-3505071
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     (Commission File Number)                  (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                Songyuan City, Jilin Province, P.R. China 131108
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               (Address of Principal Executive Offices) (Zip Code)

                                  0438-2283131
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure and Appointment of Certain Officers.

On December 6, 2007, Mr. Changqing Xu was appointed as Chief Executive Officer of the Company. From 2002 to present, Mr. Xu was CEO of food distributor Hubei Tianjian Limited, in charge of the company's investment plans and policies as well as management and market expansion. During this time, he worked with local agricultural universities to improve rice grain quality and increase grain production, and negotiated exclusive retail agreements in the Hubei and Hunan area as well. Prior to joining Hubei, Mr. Xu served as COO of Shanghai Huaying Investments Limited, in charge of market planning, internal control, financing, and asset restructuring, and was a market manager and managing director of Shenzhen Fuxing Printing Company Limited, in charge of sales and promotions off its products. There are no arrangements or understandings with any other person pursuant to which Mr. Xu was made a officer of the Company During the last two years, there has been no transaction or proposed transaction the Company was or is a party to in which Mr. Xu had or is to have a direct or indirect material interest.

On December 6, 2007, the Company accepted the resignation of Ping Zhao as Secretary of the Company, and appointed as his successor the Company's Chief Financial Officer, Xuefeng Guo. There are no arrangements or understandings with any other person pursuant to which Mr. Guo was made Secretary of the Company. During the last two years, there has been no transaction or proposed transaction the Company was or is a party to in which Mr. Guo had or is to have a direct or indirect material interest. Mr. Guo's biographical details may be found in the Report on Form 8-K filed by the Company on November 6, 2007, the contents of which are incorporated herein by reference in their entirety.

Item 7.01. Regulation FD Disclosure.

On December 5, 2007, China Organic Agriculture, Inc. issued a press release titled "China Organic Agriculture Expands on Guidance for Revenues and Profits Going Forward". A copy of the press release is attached hereto as Exhibit 99.1.

On December 6, 2007, China Organic Agriculture, Inc. issued a press release titled "China Organic Announces Agreement With Major Songyuan City Retail Distribution System". A copy of the press release is attached hereto as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007                           CHINA ORGANIC AGRICULTURE, INC.


                                                 Name:  /s/ Xuefeng Guo
                                                        ------------------------
                                                        Xuefeng Guo
                                                 Title: Chief Financial Officer